NORTH AMERICAN FUNDS

Supplement Dated November 1, 2000 to the
Statement of Additional Information
Dated July 7, 2000 (as supplemented September 1, 2000)

The section entitled "Investment Management Arrangements    -    Subadvisory Arrangements" should be amended to include the following:

     The subadvisory fee paid to T. Rowe Price Associates, Inc. may be discounted based on the aggregate domestic equity assets subadvised by T. Rowe Price. Such discount ranges from 5% for assets between $750 million and $1.5 billion, up to 10% for assets above $3 billion.